FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2024
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS [Text Block]
NOTE 4:-	FINANCIAL INSTRUMENTS

A.	Financial instruments are measured either at fair value or at amortized cost. The table below lists the valuation methods used to determine fair value of each financial instrument.

Financial Instruments Measured at Fair Value	Fair Value Method

Liability for Warrants *) Investment in Xinteza	Black & Scholes model (Level 3 category) Market comparable (Level 3 category)

Management believes that the carrying amount of cash and cash equivalents, trade receivables, other accounts receivable, trade payables, bank loans and credit facility, other account payables and accrued expenses and accrued purchase consideration payable, approximate their fair value due to the short-term maturities of these instruments.

*)
Finance (income) expense from revaluation of Warrants measured at fair value, for the six months ended June 30, 2024 and 2023, amounted to $20 and $(3,304), respectively.

The Warrants fair value as of June 30, 2024 was measured using the Black & Scholes model with the following key assumptions:

	Issue date
	May 2023	February 2023	May 2021

Expected volatility	48.43%	48.43%	48.43%
Share price (Canadian Dollar)	0.63	0.63	0.63
Expected life (in years)	1.849	1.603	1.849
Risk-free interest rate	4.9%	4.9%	4.9%
Expected dividend yield	0%	0%	0%
Fair value:

Per Warrant (Canadian Dollar)	$0.014	$0.01	$0
Total Warrants (Canadian Dollar in thousands)	$7	$50	$0

B.
On May 26, 2024, the Company has closed a non-brokered private placement of Debentures of the Company. The Debentures fair value for the issuance date was measured using 16.55% IRR and was summarized to $1,975 of Convertible Debt and $327 of conversion option for Convertible Debt.

Finance (income) expense in respect of the Convertible Debt for the six months ended June 30, 2024, and 2023, amounted to $442 and $nil, respectively.